UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2005

ONYX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-28298	94-3154463
(Commission File No.)	(IRS Employer Identification No.)

2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 597-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Signatures
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM 8.01 OTHER EVENTS

Initiation of Phase III Metastatic Melanoma Trial Studying Sorafenib (BAY 43-9006) in Combination with Two Chemotherapeutic Agents

     On May 13, 2005, Onyx Pharmaceuticals, Inc., or Onyx, and Bayer Pharmaceuticals Corporation, or Bayer, announced the opening of a randomized, double-blind Phase III trial administering sorafenib (formerly BAY 43-9006) in combination with the chemotherapeutic agents carboplatin and paclitaxel in patients with advanced metastatic melanoma. The press release dated May 13, 2005, titled “Bayer and Onyx Initiate Phase III Metastatic Melanoma Trial Studying Sorafenib (BAY 43-9006) in Combination with Two Chemotherapeutic Agents” is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Sorafenib (BAY 43-9006) Doubles Progression-Free Survival in Phase III Kidney Cancer Trial

     On May 14, 2005, Onyx and Bayer announced that sorafenib demonstrated efficacy and was well tolerated in an ongoing Phase III trial in patients with advanced kidney cancer. Results from the study were presented in an oral session during the 41st annual meeting of the American Society of Clinical Oncology (ASCO) meeting in Orlando, FL. As assessed by independent radiologic review, a measure of disease progression called progression-free survival was doubled to a median value of 24 weeks (167 days) in patients receiving sorafenib as compared to 12 weeks (84 days) for patients receiving placebo (p-value < 0.000001). Bayer and Onyx are currently preparing a New Drug Application (NDA) for possible approval in this indication by the US Food and Drug Administration (FDA) in the United States. The press release dated May 14, 2005, titled “Sorafenib (BAY 43-9006) Doubles Progression-Free Survival in Phase III Kidney Cancer Trial” is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Access to Sorafenib for Eligible Individuals with Advanced Kidney Cancer

     On May 14, 2005, Onyx and Bayer announced the availability of sorafenib through a treatment protocol for eligible individuals with advanced kidney cancer. Sorafenib is being made available to patients through qualified investigators participating in this program at clinical sites throughout the United States. The protocol, known as the Advanced Renal Cell Carcinoma Sorafenib (ARCCS) study, has been reviewed by the FDA. The press release dated May 14, 2005, titled “Bayer and Onyx Announce Access to Sorafenib (BAY 43-9006) for Individuals with Advanced Renal Cell Carcinoma” is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

No Incorporation of Internet Addresses; Forward-Looking Statements

Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in that press release of a reference to Onyx’s Internet address or Bayer’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet addresses into this Current Report on Form 8-K. The information available at such Internet addresses is not part of this Current Report on Form 8-K or any other report filed by Onyx with the Securities and Exchange Commission.

This Current Report and exhibit incorporated herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act, as amended, regarding the timing, progress and results of the clinical development, regulatory processes and commercialization efforts of sorafenib. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated. More information about Onyx and these and other risks related to Onyx is detailed in Onyx’s most recent Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2004 and subsequent Quarterly Reports on Form 10-Q, as filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date of this release. Onyx undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description
99.1	Press Release titled “Bayer and Onyx Initiate Phase III Metastatic Melanoma Trial Studying Sorafenib (BAY 43-9006) in Combination with Two Chemotherapeutic Agents” dated May 13, 2005.

99.2	Press Release titled “Sorafenib (BAY 43-9006) Doubles Progression-Free Survival in Phase III Kidney Cancer Trial” dated May 14, 2005.

99.3	Press Release titled “Bayer and Onyx Announce Access to Sorafenib (BAY 43-9006) for Individuals with Advanced Renal Cell Carcinoma” dated May 14, 2005.

     Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX PHARMACEUTICALS, INC.
Dated: May 16, 2005	By:	/s/ Marilyn E. Wortzman
Marilyn E. Wortzman
Vice President, Finance and Administration

EXHIBIT INDEX

Number	Description
99.1	Press Release titled “Bayer and Onyx Initiate Phase III Metastatic Melanoma Trial Studying Sorafenib (BAY 43-9006) in Combination with Two Chemotherapeutic Agents” dated May 13, 2005.

99.2	Press Release titled “Sorafenib (BAY 43-9006) Doubles Progression-Free Survival in Phase III Kidney Cancer Trial” dated May 14, 2005.

99.3	Press Release titled “Bayer and Onyx Announce Access to Sorafenib (BAY 43-9006) for Individuals with Advanced Renal Cell Carcinoma” dated May 14, 2005.